SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 24, 2012

Date of Report (Date of earliest event reported)

FBR & CO.
(Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)
00133518                           20-5164223
(Commission File Number)                           (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of Principal Executive Office) (Zip Code)
(703) 312-9500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eric F. Billings, the Chairman of the Board of Directors of FBR & Co. (the “Company”), advised the Board on April 24, 2012, that he has decided to retire from the Board at the end of his current term and, therefore, will not stand for election at the Company’s 2012 annual meeting of shareholders.

A copy of the press release announcing the foregoing is furnished herewith and attached hereto as Exhibit 99.1.

Item 8.01	Other Events.
On April 25, 2012 FBR & Co. held a conference call to discuss its earnings for the quarter ended March 31, 2012.  A copy of the conference call transcript is furnished herewith and attached hereto as Exhibit 99.2.

Exhibit.
99.1 99.2	FBR & Co. Press Release dated April 26, 2012 FBR & Co. Conference Call Transcript dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & Co.
Date: April 26, 2012	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer